SEMI ANNUAL REPORT

FEBRUARY 29,2000

TEMPLETON CHINA
WORLD FUND, INC.

[FRANKLIN TEMPLETON LOGO]



[GRAPHIC - CELEBRATING 50 YEARS]

[PHOTO - J. MARK MOBIUS, PH.D.]

J. MARK MOBIUS, PH.D.
President
Templeton China World Fund, Inc.

Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.




SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON CHINA WORLD FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "CHINA COMPANIES."
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton China World Fund covers the six months ended February 29, 2000. In November 1999, China and the U.S. tentatively signed an agreement, allowing China to become a member of the World Trade Organization
(WTO). If approved by the U.S. Congress, WTO membership could significantly increase China's trading opportunities. Agreements concerning China's accession to the WTO were also reached with Canada, Brazil, India and Sri Lanka. An agreement with the 15-nation European Union appeared to be close at hand at the end of the reporting period. However, lack of rapid economic reform and investor concern over the possibility of military conflict with Taiwan hurt the performance of

All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 9.

CONTENTS

Shareholder Letter ........   1

Performance Summary .......   6

Important Notice
to Shareholders ...........   7

Financial Highlights &
Statement of Investments ..   8

Financial Statements ......  12

Notes to the Financial
Statements ................  15


[PYRAMID CHART]







[VERTICAL PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/29/00


Hong Kong ................  43.3%
China ....................  27.2%
Taiwan ...................  13.4%
Philippines ..............   2.0%
Singapore ................   1.7%
Thailand .................   1.0%
Short-Term
Investments &
Other Net Assets .........  11.4%


mainland China's equity markets, and liquidity of the B Share markets, the only markets open to foreign investors, remained low. To generate greater interest in companies listed on these markets, the Chinese government announced it would begin selling some of its state-owned enterprises (SOEs).

In contrast to China, Hong Kong's economy performed extremely well. Property prices stabilized; tourism picked up; retail sales improved; and the recession officially ended when Hong Kong's government reported two consecutive quarters of economic growth.

Taiwan's economy also delivered impressive results, with gross domestic product
(GDP) rising 5.67% for 1999. Despite severe earthquakes and delays in microchip production, GDP grew at an annualized rate of 6.77% in the fourth quarter, indicating that Taiwan is on its way to economic recovery. Its stock market performed well for most of the period but fell in late February, when the Chinese government warned Taiwan not to pursue independence.

Within this environment, the Fund delivered a +5.34% cumulative total return in market-price terms and a +16.30% return in net asset value terms for the period, as shown in the Performance Summary on page 6.

2



Attempting to maximize the Fund's return, we made a number of changes to the portfolio during the reporting period.

We divested our holdings in China's Shenzhen B Share markets to take advantage of bargains found elsewhere. This rebalancing of the portfolio, as well as varying performance of individual stocks during the period, resulted in a greater exposure to holdings in the telecommunications sector, which made up 26.9% of total net assets on February 29, 2000, and lesser exposure to the multi-industry and real estate sectors, comprising 29.3% and 5.7%, respectively, of total net assets. On February 29, 2000, the Fund was virtually fully invested, with 43.3% of total net assets represented by Hong Kong holdings, 13.4% by Taiwanese positions and 31.9% in other markets.

During the reporting period, a combination of natural disasters and political tension temporarily depressed stock prices in Taiwan. We took advantage of this situation to increase our exposure to that country by purchasing shares of Taiwanese stocks at what we believed to be bargain prices. At the end of the period, Taiwanese companies China Steel, Mitac International and UNI-President Enterprises were among the Fund's top 10 holdings.

Looking forward, we intend to keep a watchful eye on developments in mainland China. In our opinion, a number of economic and political problems such as the restructuring of the nation's SOEs must be resolved if the economy is to advance. Unfortunately, this might cause increased unemployment and heightened societal stress. We will, therefore, be very selective about investing there.


  TOP 10 HOLDINGS*
  2/29/00

  COMPANY                    % OF TOTAL
  INDUSTRY, COUNTRY          NET ASSETS
  -------------------------------------
  China Telecom HK Ltd.
  Telecommunications, China    24.0%

  Citic Pacific Ltd.
  Multi-Industry, Hong Kong    12.4%

  Cheung Kong Holdings Ltd.
  Multi-Industry, Hong Kong     7.2%

  China Steel Corporation
  Metals & Mining, Taiwan       4.4%

  HSBC Holdings PLC
  Banking, Hong Kong            4.1%

  Mitac International Corp.
  Data Processing &
  Reproduction, Taiwan          3.4%

  Hutchison Whampoa Ltd.
  Multi-Industry, Hong Kong     3.4%

  Dairy Farm International
  Holdings Ltd.
  Merchandising, Hong Kong      3.1%

  Jardine Matheson
  Holdings Ltd.
  Multi-Industry, Hong Kong     2.7%

  UNI-President
  Enterprises Corp.
  Food & Household
  Products, Taiwan              2.0%


*Hong Kong reverted to the sovereignty of China on July 1, 1997.
                                                                               3


On the other hand, we are optimistic about Hong Kong's economy. Tourism is on the rise, and retail sales have shown a solid turnaround, which in our view points toward a sustainable recovery in this important sector. We believe that the announcement of two large construction projects and a multi-billion dollar project designed to attract information technology and multimedia investment could boost Hong Kong's stock market. We are also comfortable with its government, which has a history of prudent management and adherence to law.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 1,322% in the last 15 years, but has suffered five quarterly declines of more than 20% each during that time. Investing in "China companies" also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets(1). While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.


1. Source: Hang Seng Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.

4



Thank you for your continued support. We welcome your comments and suggestions.

Sincerely,


/s/ J. Mark Mobius
Mark Mobius
President
Templeton China World Fund, Inc.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                               5



1. Cumulative Total Return represents the change in value of an investment over the periods indicated.

2. Average Annual Total Return represents the average annual change in value of an investment over the periods indicated.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 2/29/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid on secondary market purchases.

PERFORMANCE


Six-Month Total Return         +16.30% (Based on change in Net Asset Value)
                               +5.34% (Based on change in Market Price)


Net Asset Value (NAV)                $11.12 (2/29/00)      $9.83 (8/31/99)
Change in NAV                        +$1.29
Market Price (NYSE)                  $7.8125 (2/29/00)     $7.625 (8/31/99)
Change in Market Price               +$0.1875
Distributions (9/1/99 - 2/29/00)     Dividend Income       $0.2183



ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                INCEPTION
                                              1-YEAR   5-YEAR   (9/9/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                              +51.28%  +24.13%   +10.71%

  Based on change in
  market price                                 +36.19%   -3.71%    -25.79%

Average Annual Total Return(2)
  Based on change in
  net asset value                              +51.28%   +4.42%     +1.56%

  Based on change in
  market price                                 +36.19%   -0.75%     -4.45%


For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

6



IMPORTANT NOTICE TO SHAREHOLDERS

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." The Fund used the following definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of or with principal offices in emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. The Board of Directors may change these definitions without shareholder approval.

REPURCHASE PROGRAM. On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. This authorization remains in effect.

                                                                               7


TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 29, 2000    --------------------------------------------------------
                                                (UNAUDITED)+        1999+        1998        1997        1996        1995
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $9.83            $6.30      $17.32      $13.39      $12.07      $14.92
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................             .13              .10         .30         .24         .27         .33
 Net realized and unrealized gains
   (losses)...............................            1.38             3.65      (10.37)       4.27        1.39       (1.91)
                                              -----------------------------------------------------------------------------
Total from investment operations..........            1.51             3.75      (10.07)       4.51        1.66       (1.58)
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................            (.22)            (.21)       (.26)       (.28)       (.33)       (.20)
 Net realized gains.......................              --             (.01)       (.69)       (.30)       (.01)      (1.07)
                                              -----------------------------------------------------------------------------
Total distributions.......................            (.22)            (.22)       (.95)       (.58)       (.34)      (1.27)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............          $11.12            $9.83       $6.30      $17.32      $13.39      $12.07
                                              =============================================================================
Total Return*
 Based on market value per share..........           5.34%           82.81%    (61.83)%      14.97%      11.75%    (29.58)%
 Based on net asset value per share.......          16.30%           61.12%    (59.73)%      35.33%      14.44%    (11.13)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........        $214,828         $189,994    $121,697    $353,049    $272,996    $245,982
Ratios to average net assets:
 Expenses.................................           1.68%**          1.69%       1.68%       1.65%       1.65%       1.65%
 Net investment income....................           2.50%**          1.20%       2.88%       1.55%       2.14%       2.77%
Portfolio turnover rate...................          31.72%           83.88%      34.75%      19.51%      14.47%       3.01%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.


 8




TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                                   COUNTRY         SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.2%
BANKING 6.2%
*Bangkok Bank Public Co. Ltd., fgn. ........................      Thailand           341,000     $    550,217
HSBC Holdings PLC...........................................      Hong Kong          760,507        8,721,186
Oversea Chinese Banking Corp. Ltd. .........................      Singapore          232,900        1,472,768
*Philippine National Bank...................................     Philippines         727,000        1,170,864
*Thai Farmers Bank Public Co. Ltd., fgn. ...................      Thailand           506,700          478,583
United Overseas Bank Ltd. ..................................      Singapore          128,912          815,189
                                                                                                 ------------
                                                                                                   13,208,807
                                                                                                 ------------
BEVERAGES & TOBACCO 1.2%
Fraser and Neave Ltd. ......................................      Singapore          379,800        1,057,632
*Tsingtao Brewey Co. Ltd., H................................        China          6,347,000        1,549,481
                                                                                                 ------------
                                                                                                    2,607,113
                                                                                                 ------------
BUILDING MATERIALS & COMPONENTS
Siam Cement Public Co. Ltd., fgn. ..........................      Thailand             3,420           61,733
                                                                                                 ------------
DATA PROCESSING & REPRODUCTION 3.7%
Compal Electronics Inc. ....................................       Taiwan             79,000          275,073
Mitac International Corp. ..................................       Taiwan          4,492,000        7,279,583
tom.com Ltd.................................................      Hong Kong        1,192,000          272,622
                                                                                                 ------------
                                                                                                    7,827,278
                                                                                                 ------------
ELECTRICAL & ELECTRONICS 1.0%
Hon Hai Precision Industry Co. Ltd. ........................       Taiwan             62,000          577,026
Sunplus Technology Company Ltd. ............................       Taiwan            344,000        1,645,558
                                                                                                 ------------
                                                                                                    2,222,584
                                                                                                 ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 2.1%
Picvue Electronics Ltd. ....................................       Taiwan            265,000          323,381
*Siliconware Precision Industries Co Ltd. ..................       Taiwan          1,115,000        2,322,161
*United Epitaxy Co. Ltd. ...................................       Taiwan              1,000            2,717
*WUS Printed Circuit Co. Ltd. ..............................       Taiwan          1,157,000        1,833,580
                                                                                                 ------------
                                                                                                    4,481,839
                                                                                                 ------------
FINANCIAL SERVICES .2%
China Everbright Ltd. ......................................        China            386,000          272,781
*Cosco International Hldgs Ltd. ............................      Hong Kong          584,000           57,028
HKCB Bank Holding Company Ltd...............................      Hong Kong          373,000           81,475
                                                                                                 ------------
                                                                                                      411,284
                                                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS 2.4%
Standard Foods Taiwan Ltd. .................................       Taiwan            964,000          862,675
UNI-President Enterprises Corp. ............................       Taiwan          4,570,000        4,193,752
                                                                                                 ------------
                                                                                                    5,056,427
                                                                                                 ------------

                                                                               9

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY         SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
LEISURE & TOURISM 1.3%
Hong Kong & Shanghai Hotels Ltd.............................      Hong Kong        5,990,000     $  2,636,037
Shangri-La Asia Ltd.........................................      Hong Kong          247,000          198,354
                                                                                                 ------------
                                                                                                    2,834,391
                                                                                                 ------------
MERCHANDISING 3.0%
Dairy Farm International Holdings Ltd. .....................      Hong Kong       11,591,034        6,548,934
                                                                                                 ------------
METALS & MINING 4.4%
China Steel Corporation.....................................       Taiwan         12,226,000        9,468,884
                                                                                                 ------------
MULTI-INDUSTRY 29.3%
Beijing Datang Power Generation Co. Ltd., H.................        China          8,693,800        1,061,200
Cheung Kong Holdings Ltd....................................      Hong Kong        1,167,000       15,519,415
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong        1,145,000        1,566,820
*China Everbright Technology Ltd. ..........................        China          1,532,000          224,403
China Resources Enterprises Ltd. ...........................        China          1,509,000        1,948,585
*China Travel International Investment Hong Kong Ltd........      Hong Kong          908,000          233,335
Citic Pacific Ltd...........................................      Hong Kong        5,287,000       26,629,285
Hutchison Whampoa Ltd.......................................      Hong Kong          460,000        7,210,772
Jardine Matheson Holdings Ltd...............................      Hong Kong        1,647,845        5,767,458
Jardine Strategic Holdings Ltd..............................      Hong Kong        1,571,000        2,482,180
Sembcorp Industries Ltd. ...................................      Singapore           75,034           70,085
United Industrial Corporation Ltd. .........................      Singapore          238,000          103,556
                                                                                                 ------------
                                                                                                   62,817,094
                                                                                                 ------------
REAL ESTATE 5.7%
*China Overseas Land & Investment Ltd. .....................      Hong Kong       30,613,000        4,012,086
Hang Lung Development Co. Ltd. .............................      Hong Kong        4,191,000        3,257,896
Henderson China Holdings Limited............................      Hong Kong        3,972,000        2,092,460
Hong Kong Land Holdings Ltd. ...............................      Hong Kong        2,145,200        2,724,404
New World Development Co. Ltd. .............................      Hong Kong           46,695           67,197
United Overseas Land Ltd. ..................................      Singapore          189,000          132,674
                                                                                                 ------------
                                                                                                   12,286,717
                                                                                                 ------------
TELECOMMUNICATIONS 26.9%
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong           47,000          169,997
Cable & Wireless HKT Ltd. ..................................      Hong Kong          851,177        2,838,059
*China Telecom HK Ltd. .....................................        China          5,620,000       51,630,518
Philippine Long Distance Telephone Co., ADR.................     Philippines         148,890        3,238,357
                                                                                                 ------------
                                                                                                   57,876,931
                                                                                                 ------------
UTILITIES ELECTRICAL & GAS .8%
Shandong Huaneng Power Development Co. Ltd., ADR............        China            493,220        1,726,270
                                                                                                 ------------
TOTAL COMMON STOCKS (COST $129,392,085).....................                                      189,436,286
                                                                                                 ------------

 10



TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY         SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (COST $1,685,767) .4%
*Siam Commercial Bank, 5.25%, cvt. pfd., 144A, fgn. ........      Thailand         1,705,000     $  1,028,860
                                                                                                 ------------
                                                                                  PRINCIPAL
                                                                                  AMOUNT**
                                                                                 -----------
SHORT TERM INVESTMENTS (COST $10,642,931) 5.0%
U.S. Treasury Bills, 4.95% to 5.71% with maturities to
  6/15/00...................................................    United States    $10,752,000       10,642,782
                                                                                                 ------------
TOTAL INVESTMENTS (COST $141,720,783) 93.6%.................                                      201,107,928
OTHER ASSETS, LESS LIABILITIES 6.4%.........................                                       13,720,317
                                                                                                 ------------
TOTAL NET ASSETS 100.0%.....................................                                     $214,828,245
                                                                                                 ============

*Non-income producing.
**Securities denominated in U.S. dollars.


                       See Notes to Financial Statements.
                                                                              11



TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $141,720,783)....    $ 201,107,928
 Cash.......................................................        7,921,139
 Receivables:
  Investment securities sold................................        6,544,983
  Dividends and interest....................................            4,101
                                                                -------------
      Total assets..........................................      215,578,151
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................          312,750
  To affiliates.............................................          272,068
 Accrued expenses...........................................          165,088
                                                                -------------
      Total liabilities.....................................          749,906
                                                                -------------
Net assets, at value........................................    $ 214,828,245
                                                                =============
Net assets consist of:
 Distributions in excess of net investment income...........    $    (551,026)
 Net unrealized appreciation................................       59,383,669
 Accumulated of net realized loss...........................     (121,777,794)
 Capital shares.............................................      277,773,396
                                                                -------------
Net assets, at value........................................    $ 214,828,245
                                                                =============
Net asset value per share ($214,828,245 / 19,319,572 shares
  outstanding)..............................................           $11.12
                                                                =============

                       See Notes to Financial Statements.


 12


TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $6,118)
 Dividends..................................................    $  3,933,327
 Interest...................................................         145,182
                                                                ------------
      Total investment income...............................                    $  4,078,509
Expenses:
 Management fees (Note 3)...................................       1,225,963
 Administrative fees (Note 3)...............................         245,193
 Transfer agent fees........................................          48,574
 Custodian fees.............................................          36,916
 Reports to shareholders....................................          19,578
 Registration and filing fees...............................          12,468
 Professional fees..........................................          24,972
 Directors' fees and expenses...............................          17,364
 Other......................................................           6,846
                                                                ------------
      Total expenses........................................                       1,637,874
                                                                                ------------
            Net investment income...........................                       2,440,635
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (12,210,862)
  Foreign currency transactions.............................          (2,030)
                                                                ------------
      Net realized loss.....................................                     (12,212,892)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................      38,829,050
  Translation of assets and liabilities denominated in
    foreign currencies......................................          (4,657)
                                                                ------------
      Net unrealized appreciation...........................                      38,824,393
                                                                                ------------
Net realized and unrealized gain............................                      26,611,501
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 29,052,136
                                                                                ============

                       See Notes to Financial Statements.
                                                                              13



TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 29, 2000         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  2,440,635           $  1,964,750
  Net realized loss from investments and foreign currency
    transactions............................................       (12,212,892)           (57,613,989)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        38,824,393            128,292,243
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....        29,052,136             72,643,004

 Distributions to shareholders from:
  Net investment income.....................................        (3,666,436)            (4,057,110)
  In excess of net investment income........................          (551,026)                    --
  Net realized gains........................................                --               (289,794)
                                                                ---------------------------------------
    Net increase in net assets..............................        24,834,674             68,296,100

Net assets:
 Beginning of period........................................       189,993,571            121,697,471
                                                                ---------------------------------------
 End of period..............................................      $214,828,245           $189,993,571
                                                                =======================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of period..............................................      $   (551,026)          $  1,225,801
                                                                =======================================

                       See Notes to Financial Statements.


 14


TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              15




TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At February 29, 2000, there were 100 million shares authorized ($0.01 par value). During the period ended February 29, 2000 and August 31, 1999, there were no capital share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At February 29, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $142,002,769 was as follows:

Unrealized appreciation.....................................  $ 79,506,288
Unrealized depreciation.....................................   (20,401,129)
                                                              ------------
Net unrealized appreciation.................................  $ 59,105,159
                                                              ============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities.

At August 31, 1999, the Fund had tax basis capital losses of $68,000,000 which may be carried over to offset future capital gains. Such losses expire August 31, 2007.

 16

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At August 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1998 of $41,000,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 aggregated $59,021,719 and $72,886,017, respectively.

                                                                              17


TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2000; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                                        % OF           % OF                        % OF
                                                                     OUTSTANDING      VOTED                     OUTSTANDING
                TERM EXPIRING 2003:                     FOR            SHARES         SHARES      WITHHELD        SHARES
---------------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith.................................  13,526,544        70.02%         97.48%      350,192          1.81%
Betty P. Krahmer...................................  13,532,752        70.05%         97.52%      343,984          1.78%
Gordon S. Macklin..................................  13,526,213        70.01%         97.47%      350,523          1.81%
Fred R. Millsaps...................................  13,534,798        70.06%         97.54%      341,938          1.77%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000:

               % OF        % OF                   % OF                    % OF                      % OF
            OUTSTANDING   VOTED                OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES    AGAINST      SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------------------
13,470,239     69.72%     97.07%     195,211      1.01%      211,286      1.10%         --           --

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

               % OF        % OF                   % OF                    % OF                      % OF
            OUTSTANDING   VOTED                OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES    AGAINST      SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------------------
10,682,615     55.30%     76.98%   2,987,620     15.46%      206,501      1.07%         --           --

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Charles E. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


 18



TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              19


TEMPLETON CHINA WORLD FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value may be obtained when available on a one business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


 20






SEMIANNUAL REPORT

TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTCH S00 04/00           [RECYCLE GRAPHIC]    Printed on recycled paper